UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2011

GRAYBAR ELECTRIC COMPANY, INC.
(Exact name of registrant as specified in its charter)

New York	000-00255	13-0794380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34 North Meramec Avenue
St. Louis, MO 63105
(Address of principal executive offices)

Registrant’s telephone number, including area code: (314) 573-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On December 8, 2011, Mr. Frank H. Hughes, a director and President of Graybar Canada Limited, announced his intention to retire, effective as of January 5, 2012.

Also on December 8, 2011, the Graybar Board of Directors elected Kathleen M. Mazzarella as President of the Company, effective June 1, 2012. Ms. Mazzarella, 51, the Executive Vice President and Chief Operating Officer of the Company, joined the Company's Board of Directors in 2004 and also serves on the Executive, Finance and Employees' Benefit Committees of the Board and on the IT and Branch House Committees of the Company.  She is also a successor Voting Trustee under the Voting Trust.  From 2005 to December of 2010, she served as Chair of the Compensation Committee and on the Audit Committee of the Board of Directors.  As Executive Vice President and Chief Operating Officer, Ms. Mazzarella is responsible for assisting and supporting the President and Chief Executive Officer with developing strategy and vision for the Company in addition to her responsibilities with respect to sales,  marketing and corporate accounts.  Prior to assuming her current role, Ms. Mazzarella served as Senior Vice President-Sales and Marketing from March to December of 2010, where she was responsible for planning, coordinating and directing the efforts of marketing and sales personnel. Ms. Mazzarella also served as Senior Vice President-Sales and Marketing, Comm/Data from April of 2008 until March of 2010, Senior Vice President, Human Resources and Strategic Planning from December 2005 to April of 2008 and Vice President, Human Resources and Strategic Planning from January of 2004 until December 2005.  Ms. Mazzarella was initially employed by the Company in 1980 as a Customer Service Representative.

Existing compensation arrangements between the Company and Ms. Mazzarella are set forth in the Company's Definitive Information Statement, filed on April 29, 2011, in connection with the Company's 2011 Annual Meeting of Shareholders.

A copy of the December 8, 2011 press release announcing Mr. Hughes' retirement is attached hereto as Exhibit 99.1. A copy of the December 8, 2011 press release announcing Ms. Mazzarella's election is attached hereto as Exhibit 99.2.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated December 8, 2011

99.2	Press Release, dated December 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYBAR ELECTRIC COMPANY, INC.

Date: December 8, 2011	By: /s/ Matthew W. Geekie
Matthew W. Geekie
Senior Vice President, Secretary &
General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated December 8, 2011
99.2	Press Release, dated December 8, 2011